UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2011

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On November 22, 2011, MEMC Electronic Materials, Inc. (the “Company”) sent a notice pursuant to Rule 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended (“Regulation BTR”), to its directors and executive officers informing them of the 401(k) Blackout Period (as defined below) applicable to the MEMC Electronic Materials, Inc. Retirement Savings Plan (the “Plan”) and the resulting prohibition on their ability to trade equity securities of the Company acquired in connection with their service or employment as directors or executive officers during such 401(k) Blackout Period. This prohibition on trading is required by Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 101 of Regulation BTR.
The 401(k) Blackout Period begins on December 23, 2011 and is scheduled to end on January 16, 2012 (the “401(k) Blackout Period”). The 401(k) Blackout Period will be instituted in order to facilitate a change in the administrator of the Plan, from Putnam Investments to Prudential. During the 401(k) Blackout Period, participants in the Plan will be temporarily unable to direct or diversify investments under the Plan, or obtain a loan or distribution from the Plan.
At the time the 401(k) Blackout Period takes effect, the Company will have initiated a separate, normally scheduled prohibition on trading due to the preparation and issuance of its annual financial statements for the fiscal year ended December 31, 2011 (the “Prohibition on Trading”). During the Prohibition on Trading, executive officers, directors and certain employees are prohibited from trading the Company’s common stock. The Prohibition on Trading will begin on December 5, 2011 and is scheduled to end after the Company announces fourth quarter and full year 2011 results.
A copy of the notice to the Company’s directors and executive officers required by Rule 104 of Regulation BTR is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the 401(k) Blackout Period and for a period of two years after the ending date of the 401(k) Blackout Period, stockholders or other interested parties may obtain, without charge, information regarding the 401(k) Blackout Period by contacting Jim Welsh, MEMC Electronic Materials, Inc., 501 Pearl Drive, St. Peters, Missouri 63376, or by telephone at 636-474-5478.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits	Item
99.1	Notice to Directors and Officers dated November 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.
Date:	November 22, 2011	By:	/s/ Bradley D. Kohn
Name: Bradley D. Kohn Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item
99.1	Notice to Directors and Officers dated November 22, 2011.